Filed pursuant to Rule 497(k)
File Nos. 033-88316 and 811-08932

ARTISAN PARTNERS FUNDS, INC.

Artisan Select Equity Fund (the “Fund”)

SUPPLEMENT DATED 11 JANUARY 2021

TO THE FUND’S SUMMARY PROSPECTUS

CURRENT AS OF THE DATE HEREOF

Effective immediately, the following information replaces the information under the subheading “Portfolio Management” on page 4 of the Fund’s summary prospectus in its entirety:

Name	Title	Length of Service

Daniel J. O’Keefe	Managing Director and Lead Portfolio Manager, Artisan Partners	Since February 2020 (inception)

Michael J. McKinnon	Managing Director and Portfolio Manager, Artisan Partners	Since February 2020 (inception)

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE